                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
                  Check the appropriate box:

[X] Preliminary Proxy Statement                    [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES
                       (EACH A SERIES OF MERRIMAC SERIES)

     (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed: June 24, 2003

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES
                       (EACH A SERIES OF MERRIMAC SERIES)

                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116
Dear Shareholder:

         The attached Proxy Statement from the Merrimac Series discusses proposals that are being submitted to shareholders of each of the Merrimac Cash Series and Merrimac U.S. Government Series (together, the "Funds"). A Shareholder Meeting has been called for August 15, 2003 to consider the proposals. As a shareholder in one or both the Funds, we ask you to review the Proxy Statement and cast your vote on the proposals. The Board of Trustees of Merrimac Series have recommended that shareholders approve each of the proposals.

         The first proposal affecting the Funds seeks approval of investment sub-advisory agreements by and among Investors Bank & Trust Company-Advisory Division (the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC and Merrimac Master Portfolio on behalf of its series, Merrimac Cash Portfolio and Merrimac U.S. Government Portfolio. The second proposal affecting the Funds seeks approval of a "Manager of Managers" arrangement for the Funds. The proposals are discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

         We look forward to receiving your votes in favor of the proposals. Thank you for your support.

Sincerely,

Paul J. Jasinski
President
Merrimac Series

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES

                        IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?
A. This Proxy Statement is furnished by Merrimac Series (the "Series") on behalf of its Merrimac Cash Series and Merrimac U.S. Government Series (each series a "Fund" and together the "Funds") to the shareholders of each of the Funds (the "Shareholders") on behalf of the Board of Trustees of the Series. This Proxy Statement is being provided to you in connection with the Series and the solicitation of the accompanying proxy, to be voted at a meeting of the Shareholders (the "Meeting") to be held on Friday, August 15, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA. At the Meeting, the Shareholders will be asked to consider and vote upon proposals (1) to adopt Investment Sub-Adviser Agreements (each an "Agreement" and collectively the "Agreements"), to be dated as of September 1, 2003, by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series; and (2) to approve the implementation of a "Manager of Managers" arrangement for the Funds. THE BOARD MEMBERS OF THE FUNDS, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUNDS, THE ADVISER OR THE SUB-ADVISER, OR ANY OF THEIR AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       WHY DID YOU SEND ME THIS BOOKLET?
A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards or authorization cards, as applicable--because you have the right to vote on important proposals concerning your investment in one or both of the Funds.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?
A. If you own shares of both of the Funds, you will receive a proxy card or authorization card, as applicable, for each of the Funds that you own.

Q.       WHY AM I BEING ASKED TO VOTE ON THE AGREEMENTS?
A. The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Shareholders approve a change in sub-adviser which occurs prior to the adoption of a "Manager of Managers" arrangement.

Q.       HOW WILL THE ADOPTION OF THE AGREEMENT AFFECT ME AS A SHAREHOLDER?
A. We do not expect the change in sub-adviser to affect you as a shareholder of a Fund. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. With the exception of the "Manager-of-Managers" arrangement described below, the Agreements are, except as described herein, substantially similar to the terms of the current Investment Sub-Adviser Agreements for the Funds.

         If the Shareholders do not approve the Agreements, the Board Members of the Funds will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q.       WILL THE INVESTMENT SUB-ADVISER FEES INCREASE AS A RESULT OF THE
         TRANSACTION?
A. No, the proposals to approve the new agreements seek no increase in the investment sub-adviser fees.

Q.       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?
A. As noted above, you are being asked to approve a "Manager-of-Managers" arrangement for each Fund. The Manager-of-Managers arrangement will allow the Fund's Board Members to make changes to sub-adviser agreements without the delays and expenses of calling special shareholder meetings.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, the Adviser, the Sub-Adviser or their affiliates, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q.       WILL THE FUNDS PAY FOR THIS PROXY SOLICITATION?
A. Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by each of the Funds.

Q.       WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Investors Bank, the Funds' information agent, at 1-888-637-7622.

                          NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES

      Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the Merrimac Cash Series and Merrimac U.S. Government Series (each a "Fund" and together the "Funds") will be held on Friday, August 15, 2003 at 10:00 a.m., Eastern time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, for the following purposes:

1. For shareholders of each Fund to approve or disapprove a new Investment Sub-Adviser Agreement by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series, Merrimac Cash Portfolio and Merrimac U.S. Government Portfolio (each a Portfolio and collectively the "Portfolios");

2. For shareholders of each Fund to approve or disapprove a "Manager-of-Managers" arrangement for the Funds and the Portfolios; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

      Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.

      Shareholders of record at the close of business on May 30, 2003 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                         By Order of the Board of Trustees of
                                         Merrimac Series

                                         /s/ Susan C. Mosher
                                         -------------------
                                         Susan C. Mosher, Secretary
June 30, 2003

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES

                              200 CLARENDON STREET
                                   BOSTON, MA
                                     02116

                                PROXY STATEMENT
                                 JUNE 30, 2003

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Merrimac Cash Series (the "Cash Series") and Merrimac U.S. Government Series (the "Government Series"), each a series of Merrimac Series (the "Series")(each a "Fund" and together the "Funds"). The Board of Trustees of Merrimac Series (the "Board") are soliciting your vote for a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on Friday, August 15, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, and, if the Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.

SOLICITATION OF PROXIES
         The Board is soliciting votes from shareholders of the Funds (the "Shareholders"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card or authorization card, as applicable, on or about June 30, 2003.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the respective Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

SHAREHOLDER REPORTS
         COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE FUNDS AT 1-888-637-7622 OR VISITING THE FUNDS' INTERNET WEBSITE AT WWW.MERRIMACMUTUALFUNDS.COM. YOU CAN ALSO VIEW THE ANNUAL REPORT FREE ON THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

         The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders that are being solicited with respect to each proposal.

-------------------------------------------------------------------------------
    PROPOSAL                                     SHAREHOLDERS SOLICITED
-------------------------------------------------------------------------------
1. TO APPROVE OR DISAPPROVE A NEW                BOTH FUNDS, EACH VOTING
   INVESTMENT SUB-ADVISER AGREEMENT BY           SEPARATELY AS A FUND
   AND AMONG INVESTORS BANK & TRUST
   COMPANY-ADVISORY DIVISION ("INVESTORS
   BANK," OR THE "ADVISER"), LINCOLN
   CAPITAL FIXED INCOME MANAGEMENT
   COMPANY, LLC ("LINCOLN CAPITAL" OR
   THE "SUB-ADVISER") AND MERRIMAC
   MASTER PORTFOLIO, ON BEHALF OF ITS
   SERIES, MERRIMAC CASH PORTFOLIO AND
   MERRIMAC U.S. GOVERNMENT PORTFOLIO
   (EACH AN "AGREEMENT AND TOGETHER THE
   "AGREEMENTS")
-------------------------------------------------------------------------------
2. TO APPROVE OR DISAPPROVE A                    BOTH FUNDS, EACH VOTING
   "MANAGER-OF-MANAGERS" ARRANGEMENT FOR         SEPARATELY AS A FUND
   EACH PORTFOLIO OF THE FUND
-------------------------------------------------------------------------------
3. TO TRANSACT SUCH OTHER BUSINESS AS            EITHER AND/OR BOTH FUNDS,
   MAY PROPERLY COME BEFORE THE SPECIAL          VOTING TOGETHER OR EACH VOTING
   MEETING AND ANY ADJOURNMENTS THEREOF          SEPARATELY AS A FUND AS THE
                                                 CIRCUMSTANCES MAY DICTATE
-------------------------------------------------------------------------------

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                                GENERAL OVERVIEW

         The Cash Series is a shareholder of the Merrimac Cash Portfolio (the "Cash Portfolio") and the Government Series is a shareholder of the Merrimac U.S. Government Portfolio (the "Government Portfolio"), each a series of the Merrimac Master Portfolio (the "Master Portfolio"). The Master Portfolio has requested that its shareholders take action to approve investment sub-adviser agreements for the Cash Portfolio and Government Portfolio. The Series has previously agreed with the Master Portfolio that all actions requiring a vote of the Funds, as shareholders of the Cash Portfolio or Government Portfolio, will be taken in accordance with instructions received from the underlying Shareholders of the Funds. For this reason, the meeting of the Shareholders of each of the Funds has been called to vote on the first proposal described in this Proxy Statement. Immediately following the Meeting, two separate meetings (the "Cash Portfolio Shareholder Meeting" and "Government Portfolio Shareholder Meeting") of the shareholders of each of the Cash Portfolio and Government Portfolio will be held to consider and vote on the proposals described in this Proxy Statement. This Proxy Statement also serves as the proxy statement for the Cash Portfolio Shareholder Meeting and Government Portfolio Shareholder Meeting. With respect to the proposals, the entire interest that each of the Funds holds in the Cash Portfolio or Government Portfolio will be voted at the Cash Portfolio Shareholder Meeting or Government Portfolio Shareholder Meeting, respectively, in direct proportion to the votes cast by the Shareholders of the respective Fund, for and against such proposal at the Meeting. Shares not voted by Shareholders will be voted as abstentions at the Cash Portfolio Shareholder Meeting and Government Portfolio Shareholder Meeting.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                 APPROVAL OF INVESTMENT SUB-ADVISER AGREEMENTS
                                  (BOTH FUNDS)

         Shareholders of each Fund are being asked to approve a new Investment Sub-Adviser Agreement (the "New Advisory Agreement") between the Adviser and the Sub-Adviser.

BACKGROUND

         As discussed in the Series' Prospectuses, the Cash Series and the Government Series are each a feeder fund within a two-tier structure, commonly referred to as a master/feeder mutual fund structure. A fund in a master/feeder structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As feeder funds in a master/feeder structure, the Cash Series seeks to achieve its investment objective by investing all of its investable assets in the Cash Portfolio and the Government Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio.

         The Cash Series and the Government Series are separate series of the Series. The Trust and the Series are each Delaware business trusts and are registered as open-end management investment companies with the Securities and Exchange Commission. Bisys Inc. is the distributor of shares of the Cash Series and the Government Series. The Cash Portfolio and the Government Portfolio are separate series of the Master Portfolio, a New York common law trust registered as an open-end diversified management investment company. Investors Bank & Trust Company - Advisory Division serves as the Master Portfolio's investment adviser with respect to the Cash Portfolio and the Government Portfolio. The address of the Adviser is 200 Clarendon Street, Boston, Massachusetts 02116. The Adviser, in its capacity as the Master Portfolio's investment adviser, has engaged an investment sub-adviser to manage the Cash Portfolio. Until June 1, 2003, Opus Investment Management, Inc. ("Opus"), formerly Allmerica Asset Management, Inc., served as investment sub-adviser for the Cash Portfolio and the Government Portfolio under investment sub-advisory agreements by and among Opus, the Adviser and the Master Portfolio, dated September 1, 1998 and June 2, 1999, respectively (the "Former Investment Sub-Adviser Agreements").

         The Trustees of the Master Portfolio who are not "interest persons" of the Master Portfolio, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), met on April 16, 2003 to consider information and materials relating to Opus and the Former Investment Sub-Adviser Agreements. At meetings held on May 6, 2003 and May 16, 2003, the Board of Trustees of the Master Portfolio, including the Independent Trustees, met with representatives of both Opus and Lincoln Capital. At the May 6 and May 16, 2003 meetings, the Trustees reviewed material relating to Opus' personnel, the services provided by Opus under the Former Investment Sub-Adviser Agreements and third-party reports regarding the replacement of Opus as sub-adviser. The Trustees also reviewed similar information and materials relating to Lincoln Capital as part of a proposal to replace Opus. At a meeting held on May 23, 2003, the Board of Trustees of the Master Portfolio, including the Independent Trustees, determined not to reapprove continuation of the Former Investment Sub-Adviser Agreements thereby allowing such agreements to terminate in the ordinary course on June 1, 2003 and voted to appoint Lincoln Capital as investment sub-adviser under new interim investment sub-adviser agreements. The terms of the new interim investment sub-adviser agreements with Lincoln Capital (the "New Investment Sub-Adviser Agreements") are, except as described herein, substantially similar to the terms of the respective Former Investment Sub-Adviser Agreements. The New Investment Sub-Adviser Agreements became effective as of June 1, 2003, and will remain in effect for a term of not more than 150 days unless earlier terminated in accordance with the provisions of the New Investment Sub-Adviser Agreements.

         As a result of the requirements of the 1940 Act, shareholder approval is required to continue the effectiveness of the New Investment Sub-Adviser Agreements beyond the 150 day interim period, which commenced on June 1, 2003.

         At the Meeting, Shareholders are being asked to approve the New Investment Sub-Adviser Agreements between the Adviser and Lincoln Capital. The New Investment Sub-Adviser Agreements are substantially similar to the Former Investment Sub-Adviser Agreements. Copies of the New Investment Sub-Adviser Agreements are set forth in Exhibit A to this Proxy Statement.

         Under the investment advisory agreements between the Master Portfolio (on behalf of the Cash Portfolio and the Government Portfolio) and the Adviser, the Adviser may select, subject to the review and approval of the Master Portfolio's Board of Trustees, a portfolio adviser or portfolio advisers to manage the investments of the Cash Portfolio and Government Portfolio. For information regarding Lincoln Capital that the Board of Trustees considered in making this selection, see "Information about Lincoln Capital."

FORMER INVESTMENT SUB-ADVISER AGREEMENTS

         Opus served as investment sub-adviser for the assets of the Cash Portfolio and the Government Portfolio under the Former Investment Sub-Adviser Agreements until June 1, 2003. The Former Investment Sub-Adviser Agreement for the Cash Portfolio was last approved by the shareholders of the Cash Fund, the Cash Series and the Global Cash Fund on August 11, 1998. Shareholder approval of the Former Investment Sub-Adviser Agreement for the Cash Portfolio was necessitated by the termination of a prior investment sub-adviser agreement with The Bank of New York. The Board of Trustees of the Series, including the Trustees who were not "interested persons," of the Series, last approved the Former Investment Sub-Adviser Agreement for the Cash Portfolio on May 2, 2002. The Former Investment Sub-Adviser Agreement for the Government Portfolio was last approved by the initial shareholder of the Government Series on June 29, 1999. The Board of Trustees of the Series, including the Trustees who were not "interested persons," of the Series, last approved the Former Investment Sub-Adviser Agreement for the Government Portfolio on May 2, 2002.

NEW INVESTMENT SUB-ADVISER AGREEMENTS

         The New Investment Sub-Adviser Agreements were approved by the Trustees of the Series, including the Trustees of the Series who were not "interested persons," on May 23, 2003. The terms of the New Investment Sub-Adviser Agreements are substantially similar to those of the Former Investment Sub-Adviser Agreements. The description of the New Investment Sub-Adviser Agreements set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Under the New Investment Sub-Adviser Agreements, Lincoln Capital will manage the investment and reinvestment of the assets of the Cash Portfolio and the Government Portfolio, subject to and in accordance with the respective investment objectives, policies and restrictions of the Cash Portfolio and the Government Portfolio, and any directions which the Adviser or the Master Portfolio's Board of Trustees may give from time to time with respect to the Cash Portfolio and the Government Portfolio. In this regard, Lincoln Capital will make all determinations with respect to the investment of the Cash Portfolio's and the Government Portfolio's assets and the purchase and sale of portfolio securities. Lincoln Capital will render regular reports to the Master Portfolio's Board of Trustees and to the Adviser.

         The New Investment Sub-Adviser Agreements state that Lincoln Capital's primary objective when placing orders with brokers and dealers will be to obtain best execution, which is to place transactions where the Cash Portfolio and the Government Portfolio can obtain the most favorable combination of price and execution services. The affiliated brokerage provisions in the New Investment Sub-Adviser Agreements permit Lincoln Capital to place brokerage transactions with broker-dealers affiliated with Lincoln Capital.

         The New Investment Sub-Adviser Agreements will, assuming they are approved by Shareholders pursuant to this Proxy Statement, continue in effect until June 1, 2004, and will continue thereafter provided that such continuance is specifically approved at least annually by: (1) the vote of the holders of a majority of the respective outstanding voting securities of the Cash Portfolio and the Government Portfolio or by vote of a majority of the Master Portfolio's Board of Trustees; and (2) by the vote of a majority of the Trustees of the Master Portfolio who are not parties to the New Investment Sub-Adviser Agreements or interested persons of either the Adviser, Lincoln Capital or the Master Portfolio cast in person at a meeting called for the purpose of voting on such approval.

         The New Investment Sub-Adviser Agreements may be terminated at any time, without payment of any penalty (1) by the Adviser, by the Master Portfolio's Board of Trustees or by a vote of the majority of the respective outstanding voting securities of the Cash Portfolio or the Government Portfolio, in any such case upon at least 60 days' prior written notice to Lincoln Capital, and (2) by Lincoln Capital upon at least 60 days' prior written notice to the Adviser and the Master Portfolio. The New Investment Sub-Adviser Agreements terminate automatically in the event of their assignment.

         The New Investment Sub-Adviser Agreements provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties under the New Investment Sub-Adviser Agreements on the part of Lincoln Capital, Lincoln Capital will not be subject to liability to the Adviser, the Cash Portfolio, the Government Portfolio, the Master Portfolio or to any holder of an interest in the Cash Portfolio or Government Portfolio for any act or omission in the course of, or connected with, rendering services under the New Investment Sub-Adviser Agreements.

         As compensation for its services, Lincoln Capital will be paid a monthly fee on an annual basis in a manner identical to the fee arrangement under the Former Investment Sub-Adviser Agreements:

                 0.09% on the first $500,000,000 in net assets;
                0.07% on the next $500,000,000 in net assets; and
                  0.06% on net assets exceeding $1,000,000,000

INFORMATION ABOUT LINCOLN CAPITAL

         Lincoln Capital, located at 260 Franklin Street, 14th Floor, Boston, Massachusetts 02111, provides investment advisory services to institutional clients consisting of private and public pension plans, savings plans, registered and private investment companies, charitable foundations, university endowments, trust, corporations and Taft-Hartley organizations. Lincoln Capital recently hired a top-performing money market portfolio management team. This team of investment professionals manages the investment program for the Cash Portfolio and the Government Portfolio and is substantially the same team of investment professionals who managed the investment program for such Portfolios at Opus.

         Lincoln Capital is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("Lehman"), a publicly held corporation whose shares are listed on the New York Stock Exchange. Lehman, located at 399 Park Avenue, New York, NY, 10022, owns 100% of the outstanding capital stock of Lincoln Capital.

         Lincoln Capital serves as the investment sub-adviser for the Merrimac Prime Portfolio (the "Prime Portfolio"), another series of the Master Portfolio with similar investment objectives and policies to the Cash Portfolio and the Government Portfolio. For its services as sub-adviser to the Prime Portfolio, Lincoln Capital is paid a monthly fee on an annual basis in a manner identical to the fee arrangement for the Cash Portfolio and the Government Portfolio noted above. Lincoln Capital also serves as the sub-adviser for other investment companies, however, those mutual funds do not have the same investment objectives or policies as either the Cash Portfolio, the Prime Portfolio or the Government Portfolio. As of May 31, 2003, the Prime Portfolio had not commenced investment operations.

         Lehman Brothers Inc. ("LBI"), a subsidiary of Lehman, Lincoln Capital's parent company, is a broker/dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. When permitted by applicable law and subject to applicable limitations in the rules, regulations and exemptive orders regulating such transactions, Lincoln Capital may execute securities, currency exchange, futures and other transactions for client accounts through LBI or other broker/dealers affiliated with Lehman ("Affiliated Broker/Dealers").

         Listed at Appendix A are the names, addresses and principal occupations of the Directors and principal executive officers of Lincoln Capital. Listed at Appendix B are the names, addresses and principal occupations of the Directors and principal executive officers of the Adviser.

TRUSTEES' CONSIDERATION

         In considering the New Investment Sub-Adviser Agreements, the Board of Trustees of the Master Portfolio, including the Independent Trustees, considered a number of factors, including the nature, quality and extent of the services to be furnished by Lincoln Capital; a third party assessment of Lincoln Capital's compliance program, including those matters related to compliance with Rule 2a-7 under the 1940 Act with respect to the Portfolios; the experience of Lincoln Capital's personnel in managing an investment program; the fact that the fees to be charged by Lincoln Capital are identical to the fees previously charged by Opus; the performance record for the Portfolios achieved by the professional staff at Lincoln Capital while they were managing the investment program for the Portfolios at Opus; the risks to be assumed by Lincoln Capital; possible benefits to Lincoln Capital from serving as sub-adviser to the Cash Portfolio and the Government Portfolio; Lincoln Capital's (and its parent company's) financial resources and the continuance of appropriate incentives to assure that Lincoln Capital will continue to furnish high quality services to the Cash Portfolio and the Government Portfolio; and various other factors.

         The Board of Trustees of the Master Portfolio reached the following conclusions regarding the New Investment Sub-Adviser Agreements, among others:
(A) Lincoln Capital is qualified to manage the assets of the Cash Portfolio and the Government Portfolio in accordance with investment objectives and policies of each Fund; (B) Lincoln Capital maintains appropriate compliance programs;
(C) Lincoln Capital's investment strategy is appropriate for pursuing the investment objectives of the Cash Portfolio and the Government Portfolio; and
(D) the fees for the services to be provided under the New Investment Sub-Adviser Agreements are reasonable in relation to the fees charged to similar funds and to the services to be provided by Lincoln Capital under the Agreements.

         After a comprehensive review of the matter, the Board of Trustees of the Master Portfolio concluded that the Cash Portfolio and the Government Portfolio should receive investment advisory services under the New Investment Sub-Adviser Agreements, equal or superior to those they had received under the Former Investment Sub-Adviser Agreements.

         The Board of Trustees of the Master Portfolio believes that the terms of the New Investment Sub-Adviser Agreements are fair to, and in the best interest of, the Cash Portfolio and the Government Portfolio, and the Cash Series and the Government Series. The Board of Trustees of the Master Portfolio, including the Independent Trustees of the Master Portfolio voting separately, recommends that shareholders of the Master Portfolio approve the New Investment Sub-Adviser Agreements by and among Lincoln Capital, the Adviser and the Master Portfolio.

THE BOARD OF TRUSTEES OF THE SERIES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 1.

VOTE REQUIRED

         At the Meeting, the Shareholders of the Cash Series and the Government Series will vote on the respective New Investment Sub-Adviser Agreements.

         The affirmative vote of the respective holders of a "majority of the outstanding voting securities" of each of the Cash Series and Government Series, are required to approve the New Investment Sub-Adviser Agreements for each Fund. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the respective securities of the Cash Series and Government Series present, if more than 50% of the respective outstanding securities of the Cash Series and Government Series are represented, or (2) more than 50% of the respective outstanding securities of the Cash Series and Government Series. Should the New Investment Sub-Adviser Agreements not receive Shareholder approval at the Meeting, the Board will evaluate other alternatives, and may determine that it is in the best interests of the Shareholders to approve interim new investment sub-adviser agreements by and among the Adviser, the Master Portfolio and a different investment sub-adviser and may seek Shareholder approval for such agreements.

         Shares of each Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with the clause
(1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                                 PROPOSAL NO. 2
                APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT
                                 FOR THE FUNDS
                                  (BOTH FUNDS)

         Shareholders of each Fund are being asked to approve a new "Manager-of-Managers" arrangement permitting the Adviser to enter into investment sub-adviser agreements (each a "Sub-Advisory Agreement") with investment management organizations (each a "Sub-Adviser"), or to materially modify an existing Sub-Adviser Agreement, without such Sub-Adviser Agreement being approved by the shareholders of the applicable Fund. Under these circumstances, the Adviser would act as a "Manager-of-Managers."

         At a meeting of the Board held on May 23, 2003, Trustees of the Series, including a majority of Independent Trustees voted to approve the submission of a "Manager-of-Managers" arrangement to Shareholders of the Funds.

CURRENT INVESTMENT ADVISER AGREEMENTS

         Under the Funds' current Investment Adviser Agreements (the "Current Agreements"), the Adviser provides investment advisory services to the Cash Portfolio and the Government Portfolio (the "Portfolios") of the Master Portfolio, including, but not limited to, economic research and securities analyses, investing, reporting and supervision, and formulation and implementation of an investment program for each Portfolio consistent with that Portfolio's investment objective and policies. The Current Agreements authorize the Adviser to delegate a number of these duties to one or more sub-advisers for the Portfolios. Subject to the approval of the Master Portfolio's Board of Trustees and of the shareholders of the respective Portfolios, the Adviser may enter into sub-adviser agreements to engage one or more sub-advisers with respect to the Portfolios. In its capacity as adviser, the Adviser monitors the investment program of each sub-adviser, reviews all data and financial reports prepared by each sub-adviser, establishes and maintains communications with each sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third party contracts and regulatory compliance reports. However, Section 15(a) of the Investment Company Act requires that a majority of the outstanding shares of a Portfolio approve all written investment advisory contracts. Consequently, any recommendations concerning the appointment of a new sub-adviser or material modification of a sub-adviser agreement made by the Adviser and approved by the Master Portfolio's Board of Trustees must be presented for approval to the particular Portfolio's shareholders in a special meeting of the shareholders called for that purpose.

PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT

         The Adviser and the Master Portfolio have received an order from the Securities and Exchange Commission (the "SEC") granting an exemption from
Section 15(a) (and certain other provisions of the 1940 Act). The relief permits the Adviser, with the approval of the Master Portfolio's Board of Trustees, to enter into, modify or terminate sub-adviser agreements without requiring shareholder approval. The Portfolios will continue to obtain shareholder approval of a sub-adviser agreement with a sub-adviser considered to be an "affiliated person" (as defined in the 1940 Act) of the Portfolios or the Adviser, other than by reason of serving as a sub-adviser to one or more of the Portfolios ("Affiliated Sub-Adviser"). In addition, the Board of Trustees of the Master Portfolio and the Adviser would not be able to materially amend the Current Agreements without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         The Manager-of-Managers arrangement will enable the Portfolios to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolios, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-adviser agreements. If the Shareholders of the Portfolios approve the Manager-of-Managers arrangement, the Adviser will be authorized to: (1) set a Portfolio's overall investment strategies, (2) recommend and select one or more sub-advisers for each Portfolio, (3) allocate a Portfolio's assets among different sub-advisers as deemed appropriate, (4) monitor and evaluate the performance of a Portfolio's sub-advisers, (5) recommend to the Portfolios' Board of Trustees whether a sub-adviser agreement should be approved, renewed, modified or terminated, and (6) implement procedures to ensure that a sub-adviser complies with a Portfolio's investment objective, policies and restrictions. Any of the above actions reserved by the Adviser would be reviewed and approved by the Portfolios' Board of Trustees, including a majority of the Independent Trustees, before implementation.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Portfolios' Board of Trustees, including the Independent Trustees, considered certain information and representations provided by the Adviser. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. On February 3, 2000, the Portfolios' Board of Trustees approved the Manager-of-Managers arrangement and on May 23, 2003, the Portfolios' Board of Trustees voted to submit this proposal to shareholders of each Portfolio.

         The Portfolios' Board of Trustees believes that allowing the Adviser to hire new sub-advisers or negotiate sub-adviser agreements for the Portfolios without incurring the expenses or delays of obtaining shareholder approval is in the best interests of each Portfolio's shareholders, and will allow the Portfolios to operate more efficiently. Currently, in order for the Adviser to appoint a new sub-adviser or materially modify a sub-advisory agreement, a Portfolio must solicit votes and hold a special meeting of its shareholders. If the Adviser could appoint new sub-advisers or materially modify sub-advisory agreements without having to hold special shareholder meetings, the Portfolios' Board of Trustees would be able to act more quickly and with less expense to appoint a new sub-adviser when the Board and the Adviser believe that the appointment would benefit a Portfolio and its shareholders.

         Moreover, the Portfolios' Board of Trustees will continue to provide oversight of the Adviser's sub-adviser selection process to ensure that shareholders' interests are protected when the Adviser selects a new sub-adviser or modifies a sub-adviser agreement for any Portfolio. The Portfolios' Board of Trustees, including a majority of the Independent Trustees, will evaluate and approve all new sub-adviser agreements as well as any modifications to all sub-adviser agreements entered into by the Adviser on behalf of a Portfolio. In performing this oversight function, the Portfolios' Board of Trustees will analyze all factors that it considers to be relevant to the evaluation including, but not limited to, the services and expertise provided by the sub-advisers, and the oversight functions maintained by the Adviser. The Portfolios' Board of Trustees believes that its review will ensure that the Adviser continues to act in the best interests of the Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Portfolios' Board of Directors unanimously approved the Manager-of-Managers arrangement, and voted to recommend its approval by shareholders.

         Implementation of the arrangement is contingent upon shareholder approval of the arrangement.

THE BOARD OF TRUSTEES OF THE SERIES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 2.

VOTE REQUIRED

         At the Meeting, the Shareholders of the Cash Series and Government Series will vote on the Manager-of-Managers arrangement.

         The affirmative vote of the respective holders of a "majority of the outstanding voting securities" of each of the Cash Series and Government Series, are required to approve the Manager-of-Managers arrangement. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the respective securities of the Cash Series and Government Series present, if more than 50% of the respective outstanding securities of the Cash Series and Government Series are represented, or (2) more than 50% of the respective outstanding securities of the Cash Series and Government Series. Should the Manager-of-Managers arrangement not receive Shareholder approval at the Meeting, the Funds will continue to request Shareholder approval prior to entering into or materially amending a sub-advisory agreement until such time as a Manager-of-Managers arrangement is approved by Shareholders.

         Shares of each Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with the clause
(1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

         Only Shareholders of record at the close of business on Friday, May 30, 2003, (the "Record Date"), will be entitled to vote at the Meeting. Appendix C sets forth the number of shares outstanding for each Fund as of the Record Date.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Boards) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Series, as applicable, a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

         Under the Declaration of Trust of the Series, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting. If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal.

         As of the Record Date, the Cash Series owns ____% of the outstanding voting securities of the Cash Portfolio and the Government Series owns ____% of the outstanding voting securities of the Government Portfolio.

         The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Directors, Trustees, officers and employees of the Global Cash Fund, the Trust or the Series.

EXPENSES

         Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by each of the Funds.

ADDITIONAL PROXY SOLICITATION INFORMATION

         In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) or authorization card(s), as applicable, originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Investors Bank toll-free at 1-888-637-7622. Any proxy given by a shareholder is revocable until voted at the Meeting.

SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

ADJOURNMENTS

         If, for either Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES IN THE FUND

          As of May 31, 2003, trustees and officers of the Series collectively owned less than 1% of each Fund's outstanding shares.

         Appendix D contains information regarding those persons who held 5% or more of the outstanding shares of either Fund as of May 31, 2003.

         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) OR AUTHORIZATION CARD(S), AS APPLICABLE, AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Meeting by written notice to Investors Bank or by submitting a proxy card bearing a later date.

                                             By Order of the Board,

                                             /s/ Susan C. Mosher

                                             Susan C. Mosher
                                             Secretary

                                                                      EXHIBIT A

                        INVESTMENT SUB-ADVISER AGREEMENT

Agreement made as of this __ day of June, 2003, between Investors Bank and Trust Company - Advisory Division (the "Adviser"), a Massachusetts banking corporation, and Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser"), a Delaware limited liability company.

WHEREAS, MERRIMAC CASH PORTFOLIO (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust (hereinafter, the "Trustees") and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment

           (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trustees, directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 3.

           (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

           (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

           (a) Resolutions adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust under the 1940 Act, authorizing the appointment of the Sub-Adviser and approving this Agreement;

           (b) The Trust's Registration Statement on Form N-1A under the 1940 Act, as amended through the date hereof (the "Registration Statement");

           (c) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor in the Portfolio;

           (d) All currently effective investment related policies and procedures applicable to the Portfolio (the "Investment Procedures"); and

           (e) The Adviser Agreement.

3.  Sub-Adviser Duties

The Sub-Adviser shall, subject to the direction and control of the Trustees or the general supervision of the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Registration Statement and the Investment Procedures and applicable laws:
(i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities and other investments shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio. The Adviser agrees to provide the Sub-Adviser copies of all amendments to the Registration Statement and the Investment Procedures that may be filed or adopted during the term of this Agreement prior to the effectiveness thereof, and the Sub-Adviser agrees to provide services hereunder in conformity with the Registration Statement and the Investment Procedures as so amended.

4.  Compensation of the Sub-Adviser

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers, dealers or banks selected by the Sub-Adviser, which may include where permissible under the 1940 Act and the rules and regulations thereunder (or pursuant to the terms of any applicable exemptive order issued by the SEC), brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.

6.  Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8.  Compliance; Books and Records

           (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure that the Portfolio's investment holdings and transactions comply with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Registration Statement and Investment Procedures.

           (b) The Sub-Adviser shall maintain, and shall furnish to the Adviser and the Trust, copies of all records relating to the services provided by the Sub-Adviser hereunder which are required to be maintained by the Trust pursuant to the provisions of Rule 31a-1 under the 1940 Act or by any other rule thereunder or by the Investment Procedures, or which relate to the compliance procedures required by paragraph (a) of this Section 8 as the Adviser or the Trust may reasonably request.

           (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel, for use in connection with efforts to promote the Fund and the sale of its shares. The Adviser agrees that it shall not include, nor shall it permit any other person to include, any information relating or referring to the Sub-Adviser, its personnel or performance data in any prospectuses, statements of additional information, offering materials, advertisements, sales literature or other materials, without the prior approval of the Sub-Adviser.

           (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust in accordance with paragraph (b) of this
           Section 8 are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Sub-Adviser shall be permitted to keep copies of all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the investment funds that invest in the Trust ("Authorized Investors"), including prior or potential Authorized Investors, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification

The Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement by the Sub-Adviser, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, Authorized Investors or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence by the Sub-Adviser of its obligations and duties under this Agreement.

10.  Duration, Amendment and Termination

           (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until June 1, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial period shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

           (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Trust, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of the Portfolio if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained in the manner required by law and by this Agreement.

           (c) In addition to the requirements of paragraphs (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Each of the Adviser, the Sub-Adviser or the Trust may, at any time on not less than sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, such action may be taken by the Trustees, or by vote of a majority of it's the outstanding voting securities of the Portfolio.

           (e) This Agreement shall terminate automatically in the event of its assignment.

           (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement, provided however, that the Sub-Adviser shall be permitted to keep copies of all such records.

11.  Disclaimer of Shareholder Liability

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous

           (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder as now in effect or as hereafter amended.

           (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

           (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

           (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           (f) Any notice under this Agreement shall be effective when it is actually received by the party to whom it is given and shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the following address, or such other address as a party may designate by notice given in accordance with this paragraph (f) of Section 12 for the receipt of such notice.

           If to the Adviser:
                  Andrew Josef
                  Investors Bank & Trust Company - Advisory Division 200 Clarendon Street
                  Mail Stop ADM 003
                  Boston, Massachusetts  02106

           If to the Sub-Adviser:
                  Lincoln Capital Fixed Income Management, LLC
                  200 South Wacker Drive
                  Chicago, Illinois  60606
                  Attn:  Bradley Tank

           If to the Trust:
                  Paul Jasinski
                  Merrimac Master Portfolio
                  200 Clarendon Street
                  Mail Stop MER 091
                  Boston, Massachusetts 02106



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           IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.


                             INVESTORS BANK & TRUST COMPANY - ADVISORY DIVISION ("ADVISER")


                             By: ______________________
                             Name:
                             Title:


                             LINCOLN CAPITAL FIXED INCOME MANAGEMENT
                             COMPANY, LLC ("SUB-ADVISER")


                             By: ______________________
                             Name:
                             Title:

The Merrimac Master Portfolio on behalf of the Merrimac Cash Portfolio hereby acknowledges the execution of this Agreement

MERRIMAC MASTER PORTFOLIO
("THE TRUST")


By: ______________________
Name:  Paul J. Jasinski
Title:     President and Chief Executive Officer

                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed by applying the annual percentage rates set forth below to the average daily net assets of the Portfolio during the calendar month:

                   0.09% on the first $500,000,000 in assets;
                  0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

The fee for each month shall be payable within 30 business days after the end of the month. If this Agreement is effective for only a portion of any calendar month, the fee payable for such partial month shall be pro rated based upon the number of days during the month that the Agreement was in effect bears to the number of days in the month.

                        INVESTMENT SUB-ADVISER AGREEMENT

Agreement made as of this __ day of June, 2003, between Investors Bank and Trust Company - Advisory Division (the "Adviser"), a Massachusetts banking corporation, and Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser"), a Delaware limited liability company.

WHEREAS, MERRIMAC U.S. GOVERNMENT PORTFOLIO (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust (hereinafter, the "Trustees") and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment

           (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trustees, directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 3.

           (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

           (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

           (a) Resolutions adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust under the 1940 Act, authorizing the appointment of the Sub-Adviser and approving this Agreement;

           (b) The Trust's Registration Statement on Form N-1A under the 1940 Act, as amended through the date hereof (the "Registration Statement");

           (c) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor in the Portfolio;

           (d) All currently effective investment related policies and procedures applicable to the Portfolio (the "Investment Procedures"); and

           (e) The Adviser Agreement.

3.  Sub-Adviser Duties

The Sub-Adviser shall, subject to the direction and control of the Trustees or the general supervision of the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Registration Statement and the Investment Procedures and applicable laws:
(i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities and other investments shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio. The Adviser agrees to provide the Sub-Adviser copies of all amendments to the Registration Statement and the Investment Procedures that may be filed or adopted during the term of this Agreement prior to the effectiveness thereof, and the Sub-Adviser agrees to provide services hereunder in conformity with the Registration Statement and the Investment Procedures as so amended.

4.  Compensation of the Sub-Adviser

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers, dealers or banks selected by the Sub-Adviser, which may include where permissible under the 1940 Act and the rules and regulations thereunder (or pursuant to the terms of any applicable exemptive order issued by the SEC), brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.

6.  Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8.  Compliance; Books and Records

           (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure that the Portfolio's investment holdings and transactions comply with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Registration Statement and Investment Procedures.

           (b) The Sub-Adviser shall maintain, and shall furnish to the Adviser and the Trust, copies of all records relating to the services provided by the Sub-Adviser hereunder which are required to be maintained by the Trust pursuant to the provisions of Rule 31a-1 under the 1940 Act or by any other rule thereunder or by the Investment Procedures, or which relate to the compliance procedures required by paragraph (a) of this Section 8 as the Adviser or the Trust may reasonably request.

           (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel, for use in connection with efforts to promote the Fund and the sale of its shares. The Adviser agrees that it shall not include, nor shall it permit any other person to include, any information relating or referring to the Sub-Adviser, its personnel or performance data in any prospectuses, statements of additional information, offering materials, advertisements, sales literature or other materials, without the prior approval of the Sub-Adviser.

           (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust in accordance with paragraph (b) of this
           Section 8 are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Sub-Adviser shall be permitted to keep copies of all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the investment funds that invest in the Trust ("Authorized Investors"), including prior or potential Authorized Investors, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification

The Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement by the Sub-Adviser, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, Authorized Investors or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence by the Sub-Adviser of its obligations and duties under this Agreement.

10.  Duration, Amendment and Termination

           (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until June 1, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial period shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

           (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Trust, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of the Portfolio if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained in the manner required by law and by this Agreement.

           (c) In addition to the requirements of paragraphs (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Each of the Adviser, the Sub-Adviser or the Trust may, at any time on not less than sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, such action may be taken by the Trustees, or by vote of a majority of it's the outstanding voting securities of the Portfolio.

           (e) This Agreement shall terminate automatically in the event of its assignment.

               (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement, provided however, that the Sub-Adviser shall be permitted to keep copies of all such records.

11.  Disclaimer of Shareholder Liability

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous

           (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder as now in effect or as hereafter amended.

           (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

           (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

           (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           (f) Any notice under this Agreement shall be effective when it is actually received by the party to whom it is given and shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the following address, or such other address as a party may designate by notice given in accordance with this paragraph (f) of Section 12 for the receipt of such notice.

           If to the Adviser:
                  Andrew Josef
                  Investors Bank & Trust Company - Advisory Division 200 Clarendon Street
                  Mail Stop ADM 003
                  Boston, Massachusetts  02106

           If to the Sub-Adviser:
                  Lincoln Capital Fixed Income Management, LLC
                  200 South Wacker Drive
                  Chicago, Illinois  60606
                  Attn:  Bradley Tank

           If to the Trust:
                  Paul Jasinski
                  Merrimac Master Portfolio
                  200 Clarendon Street
                  Mail Stop MER 091
                  Boston, Massachusetts 02106



              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.


                             INVESTORS BANK & TRUST COMPANY - ADVISORY DIVISION
                              ("ADVISER")


                             By: ______________________
                             Name:
                             Title:


                             LINCOLN CAPITAL FIXED INCOME MANAGEMENT
                             COMPANY, LLC ("SUB-ADVISER")


                             By: ______________________
                             Name:
                             Title:


The Merrimac Master Portfolio on behalf of the Merrimac U.S. Government Portfolio hereby acknowledges the execution of this Agreement

MERRIMAC MASTER PORTFOLIO
("THE TRUST")


By: ______________________
Name:  Paul J. Jasinski
Title:     President and Chief Executive Officer

                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed by applying the annual percentage rates set forth below to the average daily net assets of the Portfolio during the calendar month:



                   0.09% on the first $500,000,000 in assets;
                  0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

The fee for each month shall be payable within 30 business days after the end of the month. If this Agreement is effective for only a portion of any calendar month, the fee payable for such partial month shall be pro rated based upon the number of days during the month that the Agreement was in effect bears to the number of days in the month.

                                                                                                                APPENDIX A

                               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF LINCOLN CAPITAL

-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITION                        OTHER PRINCIPAL POSITIONS HELD SINCE DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Kenneth Meyer                 Chairman, Chief Executive       Chairman and Chief Executive Officer - Lincoln Capital
200 S. Wacker Drive           Officer, Managing Director      Management Company
Chicago, IL 60606             January, 2003 - present         1981 - January, 2003
-------------------------------------------------------------------------------------------------------------------------
Richard Knee                  Chief Financial Officer,        Executive Vice President and Managing Director - Lincoln
200 S. Wacker Drive           Managing Director               Capital Management Company
Chicago, IL 60606             January, 2003 - present         1983 - January, 2003
-------------------------------------------------------------------------------------------------------------------------
Ann Benjamin                  Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1997 - January, 2003
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------
Bradley Jack                  Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1984 - present
New York, NY  10022
-------------------------------------------------------------------------------------------------------------------------
Theodore Janulis              Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1984 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------
Andrew Johnson                Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1989 - January, 2003
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------
Kurt Locher                   Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1995 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------
James Rosenthal               Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1999 - present
New York, NY  10022                                           Director - McKinsey & Company
                                                              1990 - 1999
-------------------------------------------------------------------------------------------------------------------------
Bruce Witherell               Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1991 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------

                                                                                                           APPENDIX B

             DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF INVESTORS BANK & TRUST CO. - ADVISORY DIVISION

                             POSITIONS AND OFFICES WITH
NAME, ADDRESSES              ADVISER                        OTHER PRINCIPAL POSITION(S) HELD SINCE DECEMBER 31, 1997
---------------              -------                        --------------------------------------------------------
Kevin J. Sheehan             Chairman & Chief Executive     Chairman & Chief Executive Officer - Investors Financial
200 Clarendon St.            Officer                        Services Corp. and Investors Bank & Trust Company
Boston, MA  02115            June 1995 - present            June 1995 - present
                                                            President - Investors Financial Services Corp. and Investors
                                                            Bank & Trust Company
                                                            June 1995 - August 2001
Michael F. Rogers            President                      President - Investors Financial Services Corp. and Investors
                             August 2001 - present          Bank & Trust Company
                                                            August 2001 - present
                                                            Executive Vice President - Investors Financial Services
                                                            Corp. and Investors Bank & Trust Company
                                                            September 1993 - August 2001
Paul J. Jasinski             Director                       Managing Director - Investors Bank & Trust Company
                             November 1996 - present        1990 - present

                                                                     APPENDIX C

FUND                                        TOTAL SHARES OUTSTANDING
                                                  AS OF RECORD DATE

Merrimac Cash Series                                 3,366,581,378.21

Merrimac U.S. Government Series                      519,488,515.88

                                                                     APPENDIX D

                 BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUNDS

As of May 30, 2003, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds specified:

                               NAME AND ADDRESS OF                NATURE OF             PERCENT
    TITLE OF CLASS                BENEFICIAL OWNER                BENEFICIAL         OF PORTFOLIO
    --------------                ----------------                OWNERSHIP          ------------
                                                                  ---------

Cash Series - Premium        Ceridian Corporate Trustee        Direct Ownership         17.24%
Class                          Ceridian Payroll Trust
                                17390 Brookhurst St.
                             Fountain Valley, CA 92708

                          State of Iowa Treasurer's Office     Direct Ownership          9.12
                                Des Moines, IA 50319

                           Lumbermans Mutual Casualty Co.      Direct Ownership          8.69%
                                    1 Kemper Dr.
                               Attn: Investments 135E
                                Long Grove, IL 60049

                                   SEI Trust Co.               Direct Ownership          7.86%
                                 C/o Treasury Point
                                1 Freedom Valley Rd.
                                   Oaks, PA 19460

                                    PG&E Company               Direct Ownership          6.13
                              One Market Square Tower
                                     Suite 400
                              San Francisco, CA 94105

                                   Qualcomm Inc.               Direct Ownership          5.75%
                                5775 Morehouse Drive
                                San Diego, CA 92121

                          Kemper Commercial Insurance Co.      Direct Ownership          5.39
                               Attn: Investments 135E
                                Long Grove, IL 60049

                                    Strafe & Co.               Direct Ownership          5.36
                                1111 Polaris Parkway
                                   PO Box 710211
                                 Columbus, OH 43271

Cash Series -                Christian Science Custody         Direct Ownership         79.44%
Institutional Class        C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117

                                  Saturn & Company             Direct Ownership         19.79%
                           C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117

Cash Series-                      Saturn & Company             Direct Ownership          100%
Investment Class           C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117

Cash Series-                  Funds Distributors, Inc.         Direct Ownership          100%
Reserve Class               60 State Street, Suite 1300
                                  Boston, MA 02109

Cash Series-                  Funds Distributors, Inc.         Direct Ownership          100%
Adviser Class               60 State Street, Suite 1300
                                  Boston, MA 02109

U.S. Government                   Maril & Company              Direct Ownership         99.96%
Series -                     Attn: ACM/Fund Accounting
Premium Class             1000 N. Water Street, 14th floor
                                Milwaukee, WI 53202

U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Institutional Class               Boston, MA 02109

U.S. Government                   Saturn & Company             Direct Ownership          100%
Series-                    C/o Investors Bank & Trust Co.
Investment Class                   P.O. Box 9130
                                  Boston, MA 02117

U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Reserve Class                     Boston, MA 02109

U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Adviser Class                     Boston, MA 02109

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES
                       (EACH A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
                                MERRIMAC SERIES

         The undersigned appoints Philip Newman, Paul J. Jasinski and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Cash Series and Merrimac U.S. Government Series (each a separate series of Merrimac Series (the "Series")) to be held at 10 a.m., Eastern Time on Friday, August 15, 2003, at 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof.
-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF THE SERIES RECOMMEND A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

MERRIMAC CASH SERIES
Approval of an Investment Sub-Adviser        FOR [ ]   AGAINST [ ]   ABSTAIN[ ]
Agreement between Investors Bank & Trust
Company - Advisory Division and Lincoln
Capital Fixed Income Management Company,
LLC

Approval of Manager of Managers arrangement  FOR [ ]   AGAINST [ ]   ABSTAIN[ ]



MERRIMAC U.S. GOVERNMENT SERIES
Approval of an Investment Sub-Adviser        FOR [ ]   AGAINST [ ]   ABSTAIN[ ]
Agreement between Investors Bank & Trust
Company - Advisory Division and Lincoln
Capital Fixed Income Management Company,
LLC

Approval of Manager of Managers arrangement  FOR [ ]   AGAINST [ ]   ABSTAIN[ ]

                                                     (PLEASE SIGN BACK OF CARD)

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______


                                          Note: The undersigned hereby
                                          acknowledges receipt of the Notice of
PLEASE VOTE, DATE, SIGN EXACTLY AS        Meeting and Proxy Statement and
YOUR NAME APPEARS ON THIS CARD, AND       revokes any proxy heretofore given
RETURN THIS FORM IN THE ENCLOSED          with respect to the votes covered by
SELF-ADDRESSED ENVELOPE. ENVELOPE.        this proxy.




Dated: _______________________, 2003      -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature If Jointly Held